UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2013

BUCKEYE TECHNOLOGIES INC.

(Exact name of registrant as specified in its charter)

Delaware	001-14030	62-1518973
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 Tillman Street Memphis, Tennessee	38112
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (901) 320-8100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On June 26, 2013, Buckeye Technologies Inc. (“Buckeye”) established a record date and a meeting date for a special meeting of stockholders to consider and vote upon, among other things, the adoption of the previously announced Agreement and Plan of Merger, dated as of April 23, 2013, by and among Georgia-Pacific LLC, GP Cellulose Group LLC and Buckeye (the “Merger Agreement”). The special meeting will be held on Thursday, August 15, 2013. Buckeye stockholders of record at the close of business on Monday, July 8, 2013 will be entitled to notice of and to vote at the special meeting.

NOTICE TO INVESTORS ABOUT THE MERGER: In connection with the potential merger, Buckeye expects to file a proxy statement with the Securities and Exchange Commission (the “SEC”), as well as other relevant materials in connection with the proposed transaction pursuant to the terms of the Merger Agreement. The materials to be filed by Buckeye will be made available to Buckeye’s stockholders at no expense to them. In addition, all of those materials will be available at no charge on the SEC’s website at www.sec.gov. Investors and stockholders of Buckeye are urged to read the proxy statement and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed merger because they contain important information about the merger and the parties to the merger. Buckeye and its respective directors, executive officers and other members of its management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Buckeye’s stockholders in connection with the proposed merger. Stockholders may obtain more detailed information regarding the names, affiliations and interests of certain of Buckeye’s executive officers and directors in the solicitation by reading Buckeye’s proxy statement for its 2012 annual meeting of stockholders, annual report on Form 10-K for the fiscal year ended June 30, 2012, and the proxy statement and other relevant materials which have been and may be filed with the SEC in connection with the merger when and if they become available. Information concerning the interests of Buckeye’s participants in the solicitation, which may, in some cases, be different than those of Buckeye’s stockholders generally, will be set forth in the proxy statement relating to the merger when it becomes available. Additional information regarding Buckeye’s directors and executive officers is also included in Buckeye’s proxy statement for its 2012 annual meeting of stockholders and in Buckeye’s annual report on Form 10-K for the fiscal year ended June 30, 2012.

Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the federal securities laws and is intended to qualify for the Safe Harbor from liability established by the Private Securities Litigation Reform Act of 1995. “Forward-looking statements” generally can be identified by the use of forward-looking terminology such as “assumptions,” “target,” “guidance,” “outlook,” “plans,” “projection,” “may,” “will,” “would,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “potential,” or “continue (or the negative or other derivatives of each of these terms or similar terminology). The “forward-looking statements” include, without limitation, statements regarding the economic outlook for Buckeye and the demand for its products, Buckeye’s pending business combination with Georgia-Pacific LLC, the results and timing of Buckeye’s strategic investments and growth opportunities and expected levels of cash flow and debt reduction. These statements are based on management’s estimates and assumptions with respect to future events and financial performance and are believed to be reasonable, though are inherently uncertain and difficult to predict. Actual results could differ materially from those projected as a result of certain factors. A discussion of factors that could cause results to vary is included in Buckeye’s Annual Report on Form 10-K and other periodic filings with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUCKEYE TECHNOLOGIES INC.

Date: June 27, 2013	By:	/s/ Sheila Jordan Cunningham
Sheila Jordan Cunningham
Senior Vice President, General Counsel and Secretary